UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2009

Date of reporting period: January 1, 2009 — June 30, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|09

Semiannual report

Putnam VT
The George Putnam Fund
of Boston

Putnam
INVESTMENTS

Putnam VT The George Putnam Fund of Boston

Investment objective
Balanced investment composed of a well-diversified portfolio of stocks and bonds producing capital growth and current income

Net asset value June 30, 2009

Class IA: $5.98	Class IB: $5.96

Performance summary
Total return at net asset value
(as of 6/30/09)	Class IA shares*	Class IB shares*

6 months	10.24%	9.95%

1 year	–26.59	–26.83

5 years	–17.53	–18.63
Annualized	–3.78	–4.04

10 years	–6.19	–8.43
Annualized	–0.64	–0.88

Life	3.11	0.64
Annualized	0.27	0.06

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: April 30, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s managers

The past six months were an especially volatile time for nearly all types of investors. At the beginning of the period, the recession in the United States made investors extremely risk-adverse, and the stock market continued its precipitous decline, reaching lows not seen in over a decade, as measured by the S&P 500 Index. In early March, however, the market underwent a complete reversal, with investors seeking out some of the riskiest segments, and stocks mounting a significant rally. Likewise, fixed-income markets, after a difficult first three months, stabilized in the second quarter as liquidity improved and spread sectors (bond sectors that trade at yields above those of Treasuries) outperformed Treasuries. In this environment, Putnam VT The George Putnam Fund of Boston’s class IA shares returned 10.24% at net asset value for the six-month period ended June 30, 2009.

During the period, the equity portion of the fund did well compared to the stock market as a whole, but the fund’s fixed-income holdings performed even better versus the broad-based bond market. Within fixed income, collateralized mortgage obligations (CMOs) continued to bounce back as capital markets recovered, while the fund’s focus on interest-only cash flows proved beneficial amid slower-than-projected rates of prepayment. A short-duration stance in term-structure positioning aided returns as interest rates rose and the yield curve steepened. Within commercial mortgage-backed securities, the fund remained focused on shorter-dated AAA-rated assets with minimal fundamental credit risk. These strategies all generally benefited performance.

Within equities, the fund’s overweight position in technology stocks helped performance. Management identified a number of strong franchises at attractive valuations that offered better balance sheets than many other sectors of the market. An overweight position in health care also boosted returns. Management found the sector offered attractive valuations, strong balance sheets, and good yields, in addition to providing stable revenue streams and relative stability in an uncertain economic environment. Solid stock selection was the main driver of outperformance in health care. Poor stock selection in communication services, on the other hand, detracted from returns.

Goldman Sachs and TJX Companies were two top performers. In September 2008, Goldman Sachs — along with Morgan Stanley, the only other surviving Wall Street investment bank — filed with the federal government to transform itself into a commercial bank holding company. The stock sold off, but the company’s most recent earnings have shown dramatic improvement. With TJX, management has believed for some time that during the recession discount retailers represented an attractive opportunity. When shares of TJX dropped dramatically in the fourth quarter of 2008, management took this as a buying opportunity and added a significant position in the stock. The fund’s exposure helped performance when shares later rallied. Two of the biggest detractors — Ford and Sprint-Nextel — traded at extremely depressed valuations early in the year, and the fund’s lack of exposure during their subsequent rallies hurt.

Management believes the euphoric rally experienced in the second quarter is not sustainable and a slow recovery is more probable. Management remains cautious and continues to favor defensive sectors, such as health care, consumer staples, and technology.

Consider these risks before you invest: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. The fund may have a significant portion of its holdings in bonds. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Current and future portfolio holdings are subject to risk.

2 Putnam VT The George Putnam Fund of Boston

Your fund’s managers

David Calabro is a Portfolio Manager at Putnam. He joined Putnam in 2008 and has been in the investment industry since 1982.

Raman Srivastava is a Portfolio Construction Specialist at Putnam. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1997.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Reflects equity holdings and cash only. Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT The George Putnam Fund
of Boston	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$5.42	$6.72	$5.21	$6.46

Ending value (after expenses)	$1,102.40	$1,099.50	$1,019.64	$1,018.40

Annualized expense ratio†	1.04%	1.29%	1.04%	1.29%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.13% of average net assets for the six months ended June 30, 2009.

Putnam VT The George Putnam Fund of Boston 3

The fund’s portfolio 6/30/09 (Unaudited)

COMMON STOCKS (57.0%)*	Shares	Value

Basic materials (1.7%)
Alcoa, Inc.	27,900	$288,207

Dow Chemical Co. (The)	12,900	208,206

E.I. du Pont de Nemours & Co.	27,400	701,988

Nucor Corp.	22,700	1,008,561

Potash Corp. of Saskatchewan, Inc. (Canada)	2,300	214,015

PPG Industries, Inc.	17,300	759,470

Weyerhaeuser Co.	9,500	289,085

		3,469,532
Capital goods (3.3%)
Avery Dennison Corp.	8,300	213,144

Boeing Co. (The)	7,150	303,875

Caterpillar, Inc.	22,500	743,400

Deere (John) & Co.	9,500	379,525

Emerson Electric Co.	12,600	408,240

Lockheed Martin Corp.	29,700	2,395,305

Northrop Grumman Corp.	5,300	242,104

Parker-Hannifin Corp.	12,800	549,888

Raytheon Co.	12,400	550,932

United Technologies Corp.	22,000	1,143,120

		6,929,533
Communication services (4.1%)
AT&T, Inc.	126,600	3,144,744

Comcast Corp. Class A	60,800	880,992

DIRECTV Group, Inc. (The) †	18,700	462,077

DISH Network Corp. Class A †	14,100	228,561

Motorola, Inc.	40,700	269,841

Telefonica SA ADR (Spain)	3,100	210,459

Verizon Communications, Inc.	89,340	2,745,418

Vodafone Group PLC ADR (United Kingdom)	33,000	643,170

		8,585,262
Conglomerates (1.7%)
3M Co.	12,100	727,210

General Electric Co.	177,600	2,081,472

Honeywell International, Inc.	21,600	678,240

		3,486,922
Consumer cyclicals (3.6%)
D.R. Horton, Inc.	14,700	137,592

Gap, Inc. (The)	25,900	424,760

Home Depot, Inc. (The)	51,800	1,224,034

Lowe’s Cos., Inc.	36,200	702,642

Marriott International, Inc. Class A	10,940	241,451

Staples, Inc.	18,100	365,077

Target Corp.	5,200	205,244

TJX Cos., Inc. (The)	49,800	1,566,708

Viacom, Inc. Class B †	31,500	715,050

Wal-Mart Stores, Inc.	15,000	726,600

Walt Disney Co. (The)	44,100	1,028,853

Whirlpool Corp.	3,500	148,960

		7,486,971
Consumer staples (6.5%)
Clorox Co.	20,900	1,166,847

Coca-Cola Co. (The)	2,700	129,573

CVS Caremark Corp.	47,900	1,526,573

General Mills, Inc.	23,000	1,288,460

Kimberly-Clark Corp.	23,800	1,247,834

Kraft Foods, Inc. Class A	53,102	1,345,605

Kroger Co.	57,900	1,276,695

COMMON STOCKS (57.0%)* cont.	Shares	Value

Consumer staples cont.
Lorillard, Inc.	4,300	$291,411

Newell Rubbermaid, Inc.	86,500	900,465

Philip Morris International, Inc.	59,780	2,607,604

Procter & Gamble Co. (The)	22,800	1,165,080

SYSCO Corp.	14,700	330,456

Yum! Brands, Inc.	7,300	243,382

		13,519,985
Energy (8.2%)
Chevron Corp.	64,100	4,246,625

ConocoPhillips	20,900	879,054

Devon Energy Corp.	7,300	397,850

EOG Resources, Inc.	5,700	387,144

Exxon Mobil Corp.	72,200	5,047,502

Hess Corp.	5,300	284,875

Marathon Oil Corp.	39,500	1,190,135

Noble Corp.	17,000	514,250

Occidental Petroleum Corp.	24,500	1,612,345

Total SA ADR (France)	39,000	2,114,970

Weatherford International, Ltd. †	19,300	377,508

		17,052,258
Financials (11.0%)
ACE, Ltd.	22,200	981,906

Allstate Corp. (The)	19,700	480,680

Bank of America Corp.	104,730	1,382,436

Bank of New York Mellon Corp. (The)	43,400	1,272,054

Chubb Corp. (The)	35,100	1,399,788

Digital Realty Trust, Inc. R	8,200	293,970

Equity Residential Properties Trust R	12,752	283,477

Everest Re Group, Ltd.	7,400	529,618

Goldman Sachs Group, Inc. (The)	15,080	2,223,395

JPMorgan Chase & Co.	123,900	4,226,229

Marsh & McLennan Cos., Inc.	12,800	257,664

MetLife, Inc.	28,500	855,285

Morgan Stanley	58,450	1,666,410

PNC Financial Services Group, Inc.	22,000	853,820

RenaissanceRe Holdings, Ltd.	12,500	581,750

Simon Property Group, Inc. R	6,848	352,193

SunTrust Banks, Inc.	16,500	271,425

T. Rowe Price Group, Inc.	6,200	258,354

Travelers Cos., Inc. (The)	40,300	1,653,912

U.S. Bancorp	12,400	222,208

Wells Fargo & Co.	122,000	2,959,720

		23,006,294
Health care (9.5%)
Abbott Laboratories	7,100	333,984

AmerisourceBergen Corp.	14,400	255,456

Amgen, Inc. †	13,600	719,984

Baxter International, Inc.	13,300	704,368

Boston Scientific Corp. †	97,700	990,678

Bristol-Myers Squibb Co.	26,400	536,184

Covidien PLC (Ireland)	32,925	1,232,712

Genzyme Corp. †	2,800	155,876

Hospira, Inc. †	48,200	1,856,664

Johnson & Johnson	50,700	2,879,760

McKesson Corp.	32,600	1,434,400

Medtronic, Inc.	12,300	429,147

Merck & Co., Inc.	48,400	1,353,264

Pfizer, Inc.	212,800	3,192,000

4 Putnam VT The George Putnam Fund of Boston

COMMON STOCKS (57.0%)* cont.	Shares	Value

Health care cont.
UnitedHealth Group, Inc.	7,600	$189,848

WellPoint, Inc. †	25,500	1,297,695

Wyeth	49,700	2,255,883

		19,817,903
Technology (3.5%)
Applied Materials, Inc.	23,500	257,795

Atmel Corp. †	158,100	589,713

Cisco Systems, Inc. †	34,600	644,944

Electronic Arts, Inc. †	15,000	325,800

EMC Corp. †	69,600	911,760

IBM Corp.	5,500	574,310

Intel Corp.	11,800	195,290

Microsoft Corp.	60,600	1,440,462

Nokia OYJ ADR (Finland)	39,600	577,368

Oracle Corp.	19,000	406,980

Texas Instruments, Inc.	37,400	796,620

Yahoo!, Inc. †	39,300	615,438

		7,336,480
Transportation (0.7%)
Burlington Northern Santa Fe Corp.	11,200	823,648

United Parcel Service, Inc. Class B	10,400	519,896

		1,343,544
Utilities and power (3.2%)
American Electric Power Co., Inc.	18,500	534,465

Dominion Resources, Inc.	8,100	270,702

Duke Energy Corp.	20,700	302,013

Edison International	42,500	1,337,050

Entergy Corp.	18,020	1,396,910

Exelon Corp.	8,900	455,769

FPL Group, Inc.	9,900	562,914

Great Plains Energy, Inc.	5,000	77,750

PG&E Corp.	36,140	1,389,222

Wisconsin Energy Corp.	10,100	411,171

		6,737,966
Total common stocks (cost $122,886,444)		$118,772,650

U. S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (9.2%)*	amount	Value

U. S. Government Guaranteed Mortgage Obligations (4.9%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, TBA, July 1, 2039	$4,000,000	$4,235,625
4 1/2s, TBA, July 1, 2039	6,000,000	5,986,875

		10,222,500
U. S. Government Agency Mortgage Obligations (4.3%)
Federal National Mortgage Association
Pass-Through Certificates
5s, March 1, 2039	4,959,861	5,056,733
4 1/2s, TBA, July 1, 2039	4,000,000	3,990,000

		9,046,733
Total U. S. government and agency mortgage
obligations (cost $19,139,767)		$19,269,233

U. S. GOVERNMENT AGENCY	Principal
OBLIGATIONS (3.7%)*	amount	Value

Fannie Mae 2 3/4s, March 13, 2014	$4,000,000	$3,987,931

General Electric Capital Corp. FDIC
guaranteed notes 1 5/8s, 2011	1,000,000	1,009,631

Goldman Sachs Group, Inc (The) FDIC
guaranteed notes 1 5/8s, 2011	1,000,000	1,005,436

JPMorgan Chase & Co. FDIC guaranteed 2 5/8s, 2010	1,000,000	1,024,260

U. S. GOVERNMENT AGENCY	Principal
OBLIGATIONS (3.7%)* cont.	amount	Value

Morgan Stanley FDIC guaranteed notes 2s, 2011	$300,000	$303,716

Wells Fargo & Co. FDIC guaranteed
notes 2 1/8s, 2012	168,000	168,492

Wells Fargo & Co. FDIC guaranteed notes 3s, 2011	132,000	136,401

Total U. S. government agency obligations (cost $7,653,823)		$7,635,867

U. S. TREASURY OBLIGATIONS (4.6%)*	Principal amount	Value

U.S. Treasury Bonds 7 1/4s, August 15, 2022	$5,500,000	$7,230,781

U.S. Treasury Notes 1 3/4s, January 31, 2014	2,400,000	2,332,781

Total U. S. treasury obligations (cost $9,605,645)		$9,563,562

CORPORATE BONDS	Principal
AND NOTES (9.3%)*	amount	Value

Basic materials (0.4%)
ArcelorMittal sr. unsec. unsub. 9.85s, 2019
(Luxembourg)	$50,000	$53,845

Dow Chemical Co. (The) notes 9.4s, 2039	35,000	36,028

Dow Chemical Co. (The) sr. unsec.
notes 7.6s, 2014	127,000	130,810

Dow Chemical Co. (The) Pass Through Trust
144A company guaranty 4.027s, 2009	223,000	220,913

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	19,000	19,143

International Paper Co. sr. unsec.
notes 9 3/8s, 2019	134,000	136,345

International Paper Co. sr. unsec.
notes 7.4s, 2014	37,000	36,798

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	17,000	17,234

Potash Corp. of Saskatchewan, Inc.
sr. unsec. notes 6 1/2s, 2019 (Canada)	16,000	17,240

Potash Corp. of Saskatchewan, Inc.
sr. unsec. notes 5 1/4s, 2014 (Canada)	4,000	4,128

PPG Industries, Inc. sr. unsec.
unsub. notes 6.65s, 2018	20,000	21,263

Rio Tinto Finance USA LTD company
guaranty sr. unsec. notes 8.95s, 2014 (Australia)	42,000	46,672

Sealed Air Corp. 144A notes 5 5/8s, 2013	25,000	22,608

Sealed Air Corp. 144A sr. notes 7 7/8s, 2017	20,000	19,822

Teck Resources, Ltd. 144A sr. sec.
notes 10 3/4s, 2019 (Canada)	6,000	6,450

Teck Resources, Ltd. 144A sr. sec.
notes 10 1/4s, 2016 (Canada)	7,000	7,333

Teck Resources, Ltd. 144A sr. sec.
notes 9 3/4s, 2014 (Canada)	6,000	6,210

Westvaco Corp. unsec. notes 7 1/2s, 2027	21,000	18,551

Xstrata Finance Canada, Ltd. 144A company
guaranty 5.8s, 2016 (Canada)	95,000	85,135

		906,528
Capital goods (0.3%)
Allied Waste North America, Inc. sec.
notes 6 1/2s, 2010	20,000	20,350

Allied Waste North America, Inc. sec.
notes Ser. B, 5 3/4s, 2011	15,000	15,113

Allied Waste North America, Inc. sr. unsec.
notes 6 3/8s, 2011	30,000	30,525

Caterpillar Financial Services Corp.
sr. unsec. notes Ser. MTN, 4.85s, 2012	105,000	109,704

Eaton Corp. notes 5.6s, 2018	20,000	19,424

John Deere Capital Corp. sr. unsec.
notes Ser. MTN, 5.35s, 2018	45,000	45,551

Putnam VT The George Putnam Fund of Boston 5

CORPORATE BONDS	Principal
AND NOTES (9.3%)* cont.	amount	Value

Capital goods cont.
Legrand SA unsec. unsub. debs. 8 1/2s,
025 (France)	$104,000	$89,575

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	125,000	127,519

Pitney Bowes, Inc. sr. unsec. notes 5.6s, 2018	15,000	15,081

United Technologies Corp. sr. unsec.
notes 6 1/8s, 2038	65,000	70,218

		543,060
Communication services (1.0%)
AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031	40,000	48,752

AT&T Wireless Services, Inc.
sr. notes 7 7/8s, 2011	355,000	382,855

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	15,000	14,978

AT&T, Inc. sr. unsec. unsub. notes 4.95s, 2013	37,000	38,534

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	42,000	46,399

CenturyTel, Inc. sr. unsec. notes 5 1/2s, 2013	10,000	9,700

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	105,000	123,456

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	20,000	20,854

Cox Communications, Inc. notes 7 1/8s, 2012	145,000	155,869

Cox Communications, Inc. 144A notes 5 7/8s, 2016	34,000	33,206

France Telecom notes 8 1/2s, 2031 (France)	50,000	64,217

Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	27,000	28,941

Southwestern Bell Telephone debs. 7s, 2027	45,000	44,038

TCI Communications, Inc. company guaranty 7 7/8s, 2026	50,000	52,587

TCI Communications, Inc. debs. 9.8s, 2012	24,000	27,017

TCI Communications, Inc. debs. 7 7/8s, 2013	200,000	227,553

Telecom Italia Capital SA company
guaranty 5 1/4s, 2015 (Italy)	50,000	48,267

Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Italy)	55,000	53,932

Telecom Italia Capital SA company
guaranty 4s, 2010 (Italy)	15,000	15,034

Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	55,000	58,188

Telefonica Emisones SAU company
guaranty sr. unsec. notes 4.949s, 2015 (Spain)	35,000	35,747

Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Spain)	30,000	37,142

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	90,000	93,168

Time Warner Cable, Inc. company
guaranty sr. unsec. notes 7 1/2s, 2014	25,000	27,557

Time Warner Cable, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s, 2039	60,000	58,397

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	60,000	71,295

Verizon New Jersey, Inc. debs. 8s, 2022	110,000	115,293

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	135,000	146,936

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	50,000	50,165

		2,130,077
Conglomerates (0.1%)
Siemens Financieringsmaatschappij 144A
notes 5 3/4s, 2016 (Netherlands)	100,000	103,774

Tyco International Finance SA company
guaranty sr. unsec. unsub. notes 8 1/2s, 2019	40,000	44,345

		148,119

CORPORATE BONDS	Principal
AND NOTES (9.3%)* cont.	amount	Value

Consumer cyclicals (0.4%)
Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	$41,000	$40,385

DaimlerChrysler NA Holding Corp. company
guaranty 6 1/2s, 2013 (Germany)	155,000	157,563

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes Ser. MTN,
5 3/4s, 2011 (Germany)	64,000	65,305

Expedia, Inc. company guaranty sr. unsec.
notes 7.456s, 2018	15,000	14,213

News America Holdings, Inc. company
guaranty 7 3/4s, 2024	135,000	129,926

News America Holdings, Inc. debs. 7 3/4s, 2045	40,000	36,438

Omnicom Group, Inc. sr. notes 5.9s, 2016	90,000	90,151

Target Corp. bonds 6 1/2s, 2037	230,000	232,658

Time Warner Entertainment Co., LP
debs. Ser. *, 8 3/8s, 2023	20,000	22,053

Time Warner, Inc. debs. 9.15s, 2023	85,000	92,163

Time Warner, Inc. debs. 9 1/8s, 2013	50,000	55,050

Whirlpool Corp. sr. unsec. notes 8.6s, 2014	15,000	15,675

		951,580
Consumer staples (0.7%)
Altria Group, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2019	35,000	39,302

Altria Group, Inc. company
guaranty sr. unsec. unsub. notes 8 1/2s, 2013	35,000	39,958

Anheuser-Busch InBev Worldwide, Inc. 144A
company guaranty sr. notes 8.2s, 2039	25,000	27,842

Campbell Soup Co. debs. 8 7/8s, 2021	110,000	141,158

Coca-Cola Co. (The) sr. unsec.
unsub. notes 4 7/8s, 2019	5,000	5,156

CVS Caremark, Corp. sr. unsec. FRN 6.302s, 2037	117,000	86,580

CVS Caremark, Corp. 144A pass-through
certificates 6.117s, 2013	62,196	63,291

Delhaize Group sr. unsub. notes 6 1/2s, 2017 (Belgium)	75,000	76,588

Diageo Capital PLC company guaranty 5.2s,
2013 (United Kingdom)	5,000	5,200

Diageo PLC company guaranty 8s, 2022 (Canada)	230,000	252,730

General Mills, Inc. sr. unsec. notes 5.65s, 2019	20,000	20,945

Kellogg Co. sr. unsub. 5 1/8s, 2012	20,000	21,399

Kraft Foods, Inc. notes 6 1/8s, 2018	110,000	114,690

Kroger Co. company guaranty 6 3/4s, 2012	60,000	64,869

Kroger Co. company guaranty 6.4s, 2017	55,000	58,310

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	75,000	81,151

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	90,000	89,106

SABMiller PLC 144A notes 6 1/2s, 2018 (United Kingdom)	70,000	72,312

Tesco PLC 144A sr. unsec.
unsub. notes 6.15s, 2037 (United Kingdom)	100,000	101,162

Yum! Brands, Inc. sr. unsec. unsub. 6 1/4s, 2018	115,000	118,324

		1,480,073
Energy (0.5%)
Amerada Hess Corp. unsub. notes 6.65s, 2011	25,000	26,608

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	140,000	133,000

ConocoPhillips company guaranty sr. unsec.
bond 5.9s, 2038	15,000	14,867

ConocoPhillips company guaranty sr. unsec.
notes 5.2s, 2018	10,000	10,196

ConocoPhillips notes 6 1/2s, 2039	100,000	106,443

Devon Energy Corp. sr. notes 6.3s, 2019	40,000	42,745

EnCana Corp. sr. unsec. notes 6 1/2s, 2019 (Canada)	25,000	26,800

6 Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS	Principal
AND NOTES (9.3%)* cont.	amount	Value

Energy cont.
EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	$30,000	$31,399

Forest Oil Corp. sr. notes 8s, 2011	80,000	79,600

Halliburton Co. sr. unsec. notes 7.45s, 2039	35,000	40,858

Husky Energy, Inc. sr. notes 5.9s, 2014 (Canada)	25,000	26,073

Kerr-McGee Corp. sec. notes 6.95s, 2024	20,000	18,558

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	30,000	30,478

Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	90,000	81,225

Nexen, Inc. unsec. unsub. notes 6.4s, 2037
(Canada)	75,000	68,885

Peabody Energy Corp. sr. notes 5 7/8s, 2016	110,000	96,800

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.8s, 2037	30,000	28,187

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.35s, 2017	35,000	34,659

Weatherford International, Ltd.
sr. notes 5 1/2s, 2016	65,000	62,326

Williams Cos., Inc. (The) 144A sr. unsec.
notes 8 3/4s, 2020	45,000	46,913

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	30,000	31,319

XTO Energy, Inc. sr. unsec.
unsub. notes 6 1/2s, 2018	25,000	26,821

		1,064,760
Financials (2.9%)
Aflac, Inc. sr. notes 8 1/2s, 2019	25,000	26,713

AGFC Capital Trust I 144A company
guaranty 6s, 2067	100,000	21,000

Allstate Life Global Funding Trusts
notes Ser. MTN, 5 3/8s, 2013	62,000	64,107

American Express Co. sr. unsec.
notes 8 1/8s, 2019	150,000	155,659

Amvescap PLC company guaranty 5 5/8s, 2012	70,000	61,232

BankAmerica Capital III bank guaranty jr.
unsec. FRN Ser. *, 1.701s, 2027	193,000	98,638

Barclays Bank PLC 144A sub. bonds FRB 7.7s, 2049	150,000	127,500

Bear Stearns Cos., Inc. (The)
notes Ser. MTN, 6.95s, 2012	45,000	48,908

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	205,000	207,155

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	44,000	46,376

Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.683s, 2012	274,313	238,668

Capital One Capital III company
guaranty 7.686s, 2036	41,000	29,051

Capital One Financial Corp. sr. unsec.
unsub. notes FRN Ser. MTN, 0.93s, 2009	30,000	29,897

Chubb Corp. (The) sr. notes 6 1/2s, 2038	100,000	108,408

Chubb Corp. (The) sr. notes 5 3/4s, 2018	50,000	51,862

CIT Group, Inc. jr. unsec. sub. notes FRN 6.1s, 2067	267,000	96,120

CIT Group, Inc. sr. notes 5.4s, 2013	20,000	12,395

CIT Group, Inc. sr. notes 5s, 2015	15,000	8,835

CIT Group, Inc. sr. notes 5s, 2014	15,000	8,908

Citigroup, Inc. sr. notes 6 1/2s, 2013	150,000	145,707

Citigroup, Inc. sr. unsec. notes 6s, 2017	110,000	95,894

Citigroup, Inc. sr. unsec. unsub. notes 5 1/4s, 2012	180,000	175,770

Citigroup, Inc. sr. unsec. unsub. notes FRN 1.07s, 2010	135,000	131,811

Citigroup, Inc. sub. notes 5s, 2014	40,000	33,533

CNA Financial Corp. unsec. notes 6s, 2011	100,000	95,159

CORPORATE BONDS	Principal
AND NOTES (9.3%)* cont.	amount	Value

Financials cont.
Credit Suisse Guernsey Ltd. jr. sub. FRN
5.86s, 2049 (United Kingdom)	$46,000	$29,900

Deutsche Bank AG/London notes 4 7/8s, 2013
(United Kingdom)	70,000	71,853

Deutsche Bank Capital Funding Trust VII 144A
FRB 5.628s, 2049	40,000	26,000

Dresdner Funding Trust I 144A bonds 8.151s, 2031	190,000	91,438

Duke Realty LP sr. unsec. notes 6 1/2s, 2018	15,000	11,737

Fleet Capital Trust V bank guaranty FRN
1.613s, 2028	114,000	59,727

Fund American Cos., Inc. notes 5 7/8s, 2013	36,000	34,076

GATX Financial Corp. notes 5.8s, 2016	80,000	70,770

General Electric Capital Corp.
sub. notes FRN 6 3/8s, 2067	45,000	30,025

Goldman Sachs Group, Inc. (The)
sr. notes 7 1/2s, 2019	200,000	213,471

Goldman Sachs Group, Inc. (The)
sr. notes 5.45s, 2012	40,000	41,738

Health Care Property Investors, Inc.
sr. unsec. notes 6s, 2017	39,000	33,061

Health Care REIT, Inc. sr. notes 6s, 2013 R	55,000	51,027

Highwood Properties, Inc. sr. unsec.
bonds 5.85s, 2017 R	135,000	107,513

HSBC Finance Capital Trust IX FRN 5.911s, 2035	300,000	158,587

HSBC Holdings PLC sub. notes 6 1/2s, 2037
(United Kingdom)	170,000	164,443

JPMorgan Chase Capital XVIII bonds Ser. R,
6.95s, 2036	18,000	15,170

JPMorgan Chase Capital XXV bonds Ser. Y,
6.8s, 2037	280,000	240,800

Liberty Mutual Group 144A company
guaranty jr. sub. notes FRB 10 3/4s, 2058	92,000	66,470

Liberty Mutual Insurance 144A notes 7.697s, 2097	300,000	179,470

Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039	70,000	74,332

Merrill Lynch & Co., Inc. jr.
sub. bonds 7 3/4s, 2038	295,000	274,027

Merrill Lynch & Co., Inc. notes FRN
Ser. MTN, 1.292s, 2011	110,000	101,858

MetLife Capital Trust IV 144A jr.
sub. debs. 7 7/8s, 2067	300,000	243,000

MetLife, Inc. sr. unsec. notes Ser. A,
6.817s, 2018	35,000	35,249

Morgan Stanley sr. unsec. notes FRN
Ser. MTN, 0.409s, 2010	115,000	113,958

Nationwide Financial Services, Inc.
notes 5 5/8s, 2015	50,000	44,801

Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 R	90,000	88,665

Nationwide Health Properties, Inc. unsec.
notes 6 1/4s, 2013 R	35,000	32,371

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	60,000	48,131

Nuveen Investments, Inc. sr. unsec.
notes 5 1/2s, 2015	70,000	35,350

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	41,000	31,936

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	50,000	49,092

Prudential Financial, Inc. sr. notes 6.2s, 2015	50,000	48,880

Putnam VT The George Putnam Fund of Boston 7

CORPORATE BONDS	Principal
AND NOTES (9.3%)* cont.	amount	Value

Financials cont.
Royal Bank of Scotland Group PLC jr.
sub. notes FRN Ser. MTN, 7.64s, 2049
(United Kingdom)	$100,000	$40,000

Simon Property Group LP sr. unsec.
notes 6 3/4s, 2014 R	50,000	50,318

Simon Property Group LP unsub. bonds
5 3/4s, 2015 R	50,000	46,049

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	47,000	44,415

Sovereign Bancorp, Inc. sr. notes 4.8s, 2010	100,000	97,680

State Street Capital Trust IV company
guaranty jr. unsec. sub. bond FRB 1.629s, 2037	120,000	69,119

Travelers Cos., Inc. (The) sr. unsec.
notes 5.9s, 2019	20,000	20,605

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	295,000	297,307

Wells Fargo & Co. sr. notes 4 3/8s, 2013	140,000	141,205

Wells Fargo Capital XV jr. sub. unsec.
company guaranty FRN 9 3/4s, 2049	55,000	52,800

Westpac Capital Trust III 144A unsec.
sub. notes FRN 5.819s, 2049 (Australia)	140,000	112,846

		6,010,576
Government (0.5%)
European Investment Bank sr. unsec.
unsub. notes 4 7/8s, 2036 (Supra-Nation)	500,000	496,295

International Bank for Reconstruction &
Development unsec. unsub. bonds 7 5/8s,
2023 (Supra-Nation)	500,000	637,898

		1,134,193
Health care (0.4%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	48,000	44,508

AstraZeneca PLC sr. unsub. notes 5.9s, 2017
(United Kingdom)	59,000	63,179

Eli Lilly & Co. sr. unsec. unsub. notes 5.95s, 2037	5,000	5,273

Express Scripts, Inc. sr. unsec. notes 7 1/4s, 2019	16,000	17,451

Express Scripts, Inc. sr. unsec. notes 6 1/4s, 2014	39,000	41,035

GlaxoSmith Kline Capital, Inc. company
guaranty sr. notes 5.65s, 2018	59,000	62,493

Hospira, Inc. sr. notes 5.55s, 2012	60,000	62,509

Merck & Co., Inc. sr. unsec. unsub. notes 5.85s, 2039	18,000	18,348

Merck & Co., Inc. sr. unsec. unsub. notes 5s, 2019	17,000	17,236

Novartis Securities Investment, Ltd. company
guaranty sr. unsec. notes 5 1/8s, 2019	70,000	71,282

Pfizer, Inc. sr. unsec. notes 7.2s, 2039	68,000	80,744

Pfizer, Inc. sr. unsec. notes 6.2s, 2019	22,000	24,054

Roche Holdings, Inc. 144A company
guaranty sr. unsec. notes 7s, 2039	20,000	23,017

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036	30,000	24,134

UnitedHealth Group, Inc. sr. unsec.
notes 5 1/2s, 2012	95,000	98,310

Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 R	60,000	53,850

WellPoint, Inc. notes 7s, 2019	90,000	93,020

		800,443
Technology (0.3%)
Corning, Inc. sr. unsec. unsub. notes 6 5/8s, 2019	20,000	20,440

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	10,000	10,207

Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6.8s, 2017	100,000	101,132

IBM Corp. sr. unsec. notes 5.7s, 2017	245,000	260,227

Nokia Corp. sr. unsec. notes 6 5/8s, 2039 (Finland)	17,000	17,951

Nokia Corp. sr. unsec. notes 5 3/8s, 2019 (Finland)	8,000	8,094

Xerox Corp. sr. notes 8 1/4s, 2014	24,000	24,922

CORPORATE BONDS	Principal
AND NOTES (9.3%)* cont.	amount	Value

Technology cont.
Xerox Corp. sr. notes 6.4s, 2016	$145,000	$133,400

Xerox Corp. sr. unsec. notes 6.35s, 2018	60,000	53,550

		629,923
Transportation (0.3%)
American Airlines, Inc. pass-through
certificates Ser. 01-1, 6.817s, 2011	5,000	4,100

Burlington Northern Santa Fe Corp.
sr. unsec. notes 7s, 2014	35,000	38,136

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	3,013	2,606

Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	56,805	47,716

Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	194,897	158,841

Southwest Airlines Co. pass-through
certificates Ser. 07-1, 6.15s, 2022	114,097	107,780

Union Pacific Corp. sr. unsec. bond 5.7s, 2018	50,000	50,268

Union Pacific Corp. sr. unsub. notes 5 3/4s, 2017	140,000	141,124

		550,571
Utilities and power (1.5%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	60,000	61,170

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	55,000	48,836

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	120,000	122,079

Beaver Valley II Funding debs. 9s, 2017	43,000	42,442

Boardwalk Pipelines LP company
guaranty 5 7/8s, 2016	120,000	113,492

Bruce Mansfield Unit pass-through
certificates 6.85s, 2034	143,000	110,749

CMS Energy Corp. unsub. notes 6.55s, 2017	5,000	4,463

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	30,000	31,223

Commonwealth Edison Co. 1st mtge. sec.
bonds 5.8s, 2018	215,000	218,336

Consolidated Natural Gas Co.
sr. notes Ser. A, 5s, 2014	70,000	71,632

Dominion Resources, Inc. jr. sub. notes FRN
Ser. 06-B, 6.3s, 2066	243,000	165,240

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	90,000	93,473

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018	54,000	56,661

El Paso Natural Gas Co. sr. unsec.
notes 5.95s, 2017	15,000	14,438

El Paso Natural Gas Co. sr. unsec.
unsub. bonds Ser. *, 8 3/8s, 2032	75,000	81,580

Electricite de France 144A notes 6.95s, 2039 (France)	100,000	112,271

Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	135,000	128,821

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	50,000	52,188

Indianapolis Power & Light 144A 1st mtge.
6.3s, 2013	60,000	59,983

Indiantown Cogeneration LP 1st mtge.
Ser. A-10, 9.77s, 2020	100,000	92,250

ITC Holdings Corp. 144A notes 5 7/8s, 2016	36,000	34,076

ITC Holdings Corp. 144A sr. unsec.
notes 6.05s, 2018	40,000	36,911

Kansas Gas & Electric bonds 5.647s, 2021	51,473	49,050

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	45,000	48,423

Northwestern Corp. sec. notes 5 7/8s, 2014	36,000	36,615

Oncor Electric Delivery Co. debs. 7s, 2022	82,000	86,598

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	45,000	49,547

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	20,000	20,235

8 Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS	Principal
AND NOTES (9.3%)* cont.	amount	Value

Utilities and power cont.
Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	$37,000	$33,477

Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	62,292	61,409

Public Service Co. of Colorado 1st mtge.
sec. bonds 5 1/8s, 2019	20,000	20,553

Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s, 2009	60,000	60,069

Puget Sound Energy, Inc. jr. sub. FRN
Ser. A, 6.974s, 2067	39,000	27,690

Southern Natural Gas. Co. 144A notes 5.9s, 2017	60,000	56,363

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	80,000	78,563

Spectra Energy Capital, LLC sr. notes 8s, 2019	100,000	108,938

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes Ser. *, 7.2s, 2011	150,000	154,679

Texas-New Mexico Power Co. 144A 1st mtge.
sec. 9 1/2s, 2019	125,000	138,619

TransAlta Corp. sr. unsec. notes 5 3/4s,
2013 (Canada)	95,000	93,871

TransCanada Pipelines, Ltd. jr. sub. FRN
6.35s, 2067 (Canada)	70,000	48,650

Union Electric Co. 1st mtge. sr. sec. bond
6.7s, 2019	125,000	131,544

		3,057,207
Total corporate bonds and notes (cost $20,634,481)		$19,407,110

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (4.9%)*	amount	Value

Asset Securitization Corp. Ser. 96-MD6,
Class A7, 8.631s, 2029	$156,251	$172,998

Banc of America Commercial Mortgage, Inc.
144A Ser. 05-1, Class XW, Interest Only
(IO), 0.144s, 2042	40,404,911	59,961

Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 1.269s, 2018	26,000	26,000
FRB Ser. 04-BBA4, Class G, 1.019s, 2018	61,000	61,000

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 2.319s, 2022	111,000	50,584
FRB Ser. 05-MIB1, Class J, 1.369s, 2022	244,000	73,200

Banc of America Mortgage Securities
Ser. 05-E, Class 2, IO, 0.3s, 2035	3,442,830	9,414

Banc of America Structured Security Trust
144A Ser. 02-X1, Class A3, 5.436s, 2033	46,690	46,625

Bayview Commercial Asset Trust 144A
Ser. 04-2, IO, 2.97s, 2034	766,056	23,365
Ser. 05-1A, IO, 2.15s, 2035	571,766	20,012
Ser. 06-2A, IO, 1.798s, 2036	348,024	19,283
Ser. 05-3A, IO, 1.6s, 2035	1,761,632	87,343
Ser. 07-5A, IO, 1.55s, 2037	1,164,963	84,809
FRB Ser. 05-1A, Class A1, 0.614s, 2035	129,672	73,213

Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.45s, 2032	151,000	87,700
Ser. 04-PR3I, Class X1, IO, 0.243s, 2041	826,255	9,915
Ser. 05-PWR9, Class X1, IO, 0.129s, 2042	6,771,631	36,567

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.135s, 2038	2,275,296	19,408
Ser. 07-PW15, Class X1, IO, 0.109s, 2044	8,817,942	55,465
Ser. 05-PW10, Class X1, IO, 0.08s, 2040	17,002,301	35,195

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (4.9%)* cont.	amount	Value

Bear Stearns Small Balance Commercial Trust
144A Ser. 06-1A, Class AIO, IO, 1s, 2034	$467,600	$3,039

Chase Commercial Mortgage Securities Corp.
Ser. 00-3, Class A2, 7.319s, 2032	64,069	65,406

Citigroup/Deutsche Bank Commercial Mortgage
Trust 144A
Ser. 07-CD4, Class XW, IO, 0.559s, 2049	3,574,485	43,966
Ser. 06-CD2, Class X, IO, 0.127s, 2046	10,612,132	24,416
Ser. 07-CD4, Class XC, IO, 0.089s, 2049	11,955,451	51,408

Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H, 5.756s, 2019	131,000	47,160
Ser. 06-CN2A, Class J, 5.756s, 2019	105,000	27,300
FRB Ser. 01-J2A, Class A2F, 0.818s, 2034	211,000	175,234
Ser. 03-LB1A, Class X1, IO, 0.511s, 2038	1,133,057	35,173
Ser. 05-LP5, Class XC, IO, 0.183s, 2043	10,543,898	50,586
Ser. 06-C8, Class XS, IO, 0.085s, 2046	6,396,687	28,274
Ser. 05-C6, Class XC, IO, 0.064s, 2044	12,241,616	38,943

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	112,353	124,255
IFB Ser. 05-R1, Class 1AS, IO, 5.58s, 2035	978,251	84,325
IFB Ser. 05-R2, Class 1AS, IO, 5.242s, 2035	586,678	47,638

Credit Suisse Mortgage Capital Certificates
Ser. 06-C5, Class AX, IO, 0.145s, 2039	4,095,614	27,404

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.279s, 2049	16,051,214	80,256
Ser. 07-C1, Class AX, IO, 0.11s, 2040	11,190,204	49,573

CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 1.269s, 2020	25,000	16,750
FRB Ser. 04-TF2A, Class J, 1.269s, 2016	189,000	122,850
FRB Ser. 05-TF2A, Class J, 1.219s, 2020	91,320	68,490
FRB Ser. 04-TF2A, Class H, 1.019s, 2019	81,000	60,750

DLJ Commercial Mortgage Corp. Ser. 00-CF1,
Class A1B, 7.62s, 2033	253,587	260,123

Fannie Mae
IFB Ser. 07-W2, Class 3A2, IO, 6.966s, 2037	372,984	36,376
IFB Ser. 05-65, Class KI, IO, 6.686s, 2035	1,430,575	155,053
IFB Ser. 05-12, Class SC, IO, 6.436s, 2035	252,449	30,264
IFB Ser. 07-W5, Class 2A2, IO, 6.426s, 2037	162,664	14,634
IFB Ser. 05-82, Class SY, IO, 6.416s, 2035	720,406	75,210
IFB Ser. 05-45, Class SR, IO, 6.406s, 2035	965,534	93,811
IFB Ser. 05-54, Class SA, IO, 6.386s, 2035	676,557	66,602
IFB Ser. 07-88, Class MI, IO, 6.206s, 2037	74,778	6,672
Ser. 06-94, Class NI, IO, 6.186s, 2036	149,606	12,078
Ser. 06-W3, Class 1AS, IO, 5.677s, 2046	1,342,081	109,916
Ser. 03-W12, Class 2, IO, 2.217s, 2043	790,964	50,216
Ser. 03-W10, Class 3, IO, 1.921s, 2043	486,880	26,388
Ser. 03-W10, Class 1, IO, 1.895s, 2043	2,715,454	146,766
Ser. 03-W8, Class 12, IO, 1.635s, 2042	1,910,855	73,559
Ser. 03-W17, Class 12, IO, 1.144s, 2033	744,117	22,303
Ser. 03-T2, Class 2, IO, 0.809s, 2042	2,763,455	63,393
Ser. 03-W3, Class 2IO1, IO, 0.677s, 2042	266,530	4,133
Ser. 03-W6, Class 51, IO, 0.671s, 2042	825,067	15,986
Ser. 01-T12, Class IO, 0.565s, 2041	1,330,426	20,472
Ser. 03-W2, Class 1, IO, 0.465s, 2042	1,405,673	16,744
Ser. 03-W3, Class 1, IO, 0.441s, 2042	2,853,618	34,243
Ser. 02-T1, Class IO, IO, 0.427s, 2031	1,202,940	14,900
Ser. 03-W6, Class 3, IO, 0.367s, 2042	1,149,356	11,938
Ser. 03-W6, Class 23, IO, 0.352s, 2042	1,222,247	12,151
Ser. 03-W4, Class 3A, IO, 0.294s, 2042	1,138,954	10,715

Putnam VT The George Putnam Fund of Boston 9

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (4.9%)* cont.	amount	Value

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-56, Class A, IO, 0.524s, 2043	$1,153,251	$17,083
Ser. T-56, Class 3, IO, 0.276s, 2043	819,197	7,281
Ser. T-56, Class 1, IO, 0.269s, 2043	1,059,124	8,265
Ser. T-56, Class 2, IO, 0.019s, 2043	972,849	558

First Union National Bank-Bank of America
Commercial Mortgage 144A Ser. 01-C1,
Class 3, IO, 1.948s, 2033	3,565,409	69,775

First Union-Lehman Brothers Commercial
Mortgage Trust II Ser. 97-C2, Class G, 7 1/2s, 2029	116,000	89,320

Freddie Mac
IFB Ser. 2922, Class SE, IO, 6.431s, 2035	535,922	50,231
IFB Ser. 3118, Class SD, IO, 6.381s, 2036	882,192	79,357
IFB Ser. 3114, Class TS, IO, 6.331s, 2030	1,406,553	144,979
IFB Ser. 3510, Class IB, IO, 6.281s, 2036	438,969	56,404
IFB Ser. 3510, Class IA, IO, 6.181s, 2037	767,132	73,468
IFB Ser. 3510, Class DI, IO, 6.161s, 2035	711,231	74,400

GE Capital Commercial Mortgage Corp. 144A
Ser. 07-C1, Class XC, IO, 0.12s, 2019	24,404,806	75,289
Ser. 05-C3, Class XC, IO, 0.089s, 2045	30,603,615	76,476

GMAC Commercial Mortgage Securities, Inc.
Ser. 99-C3, Class F, 8.171s, 2036	131,000	131,182
Ser. 05-C1, Class X1, IO, 0.216s, 2043	11,186,657	75,185

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	201,000	144,720
Ser. 06-C1, Class XC, IO, 0.07s, 2045	17,636,990	47,783

Government National Mortgage Association
IFB Ser. 07-35, Class TY, IO, 6.585s, 2035	412,935	32,016
IFB Ser. 07-58, Class PS, IO, 6.385s, 2037	189,027	15,069
IFB Ser. 07-59, Class SP, IO, 6.355s, 2037	406,010	30,141
IFB Ser. 07-68, Class PI, IO, 6.335s, 2037	364,358	30,162
IFB Ser. 08-2, Class SV, IO, 6.202s, 2038	182,004	13,849
IFB Ser. 06-28, Class GI, IO, 6.185s, 2035	468,198	34,879
IFB Ser. 07-9, Class AI, IO, 6.182s, 2037	438,999	36,681
IFB Ser. 05-65, Class SI, IO, 6.035s, 2035	471,810	43,392
IFB Ser. 07-17, Class IC, IO, 5.932s, 2037	606,914	54,975
IFB Ser. 05-28, Class SA, IO, 5.885s, 2035	142,536	11,253
IFB Ser. 07-21, Class S, IO, 5.882s, 2037	583,272	43,258
IFB Ser. 08-60, Class SH, IO, 5.832s, 2038	125,083	9,693
IFB Ser. 04-88, Class SN, IO, 5.785s, 2034	249,843	21,713

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	173,000	159,160

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	32,727	30,385
Ser. 05-RP3, Class 1A3, 8s, 2035	108,899	98,883
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	86,033	76,971

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	106,262	95,215
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	113,351	101,179

HASCO NIM Trust 144A Ser. 05-OP1A, Class A,
6 1/4s, 2035 (In default) †	45,816	825

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 05-LDP2, Class AM, 4.78s, 2042	250,000	154,839
Ser. 07-LDPX, Class X, IO, 0.525s, 2049	7,181,779	78,946

10 Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (4.9%)* cont.	amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	$152,000	$149,612
Ser. 05-CB12, Class X1, IO, 0.141s, 2037	7,256,506	43,149
Ser. 06-LDP6, Class X1, IO, 0.093s, 2043	4,720,884	13,915

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	90,000	61,045
Ser. 99-C1, Class G, 6.41s, 2031	97,000	21,785
Ser. 98-C4, Class G, 5.6s, 2035	84,000	65,520
Ser. 98-C4, Class H, 5.6s, 2035	143,000	111,480

Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 1.269s, 2017	137,000	82,200
FRB Ser. 05-LLFA, Class J, 1.119s, 2018	57,000	28,500

Lehman Mortgage Trust
IFB Ser. 06-9, Class 2A2, IO, 6.306s, 2037	941,507	94,998
IFB Ser. 06-7, Class 2A4, IO, 6.236s, 2036	1,574,385	157,092
IFB Ser. 06-7, Class 2A5, IO, 6.236s, 2036	1,488,815	148,554

MASTR Adjustable Rate Mortgages Trust
Ser. 04-03, Class 4AX, IO, 0.376s, 2034	208,145	708
Ser. 05-2, Class 7AX, IO, 0.17s, 2035	641,333	1,122

MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	87,290	78,065
Ser. 05-1, Class 1A4, 7 1/2s, 2034	150,253	165,748

Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 0.928s, 2027	392,679	251,382

Merrill Lynch Floating Trust 144A FRB
Ser. 06-1, Class TM, 0.819s, 2022	99,963	64,976

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.986s, 2030	82,000	48,182
FRB Ser. 05-A9, Class 3A1, 5.271s, 2035	628,364	459,766

Merrill Lynch Mortgage Trust Ser. 05-MCP1,
Class XC, IO, 0.156s, 2043	9,166,306	65,997

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.435s, 2039	1,025,384	13,843

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C2, Class X, IO, 6.004s, 2040	313,121	31,312
Ser. 05-C3, Class X, IO, 5.555s, 2044	383,005	30,640
Ser. 06-C4, Class X, IO, 5.454s, 2016	1,087,698	87,016

Morgan Stanley Capital 144A Ser. 05-RR6,
Class X, IO, 1.68s, 2043	1,273,383	34,623

Morgan Stanley Capital I 144A
Ser. 04-RR, Class F5, 6s, 2039	220,000	15,400
Ser. 04-RR, Class F6, 6s, 2039	230,000	13,800
Ser. 05-HQ5, Class X1, IO, 0.188s, 2042	2,839,710	11,302

Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.185s, 2030	124,000	83,080

Nomura Asset Acceptance Corp. Ser. 04-R3,
Class PT, 7.005s, 2035	51,444	36,309

Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	43,720	39,948

PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010	146,000	49,659

Saco I Trust FRB Ser. 05-10, Class 1A1, 0.574s, 2033	118,762	20,085

Salomon Brothers Mortgage Securities VII
144A Ser. 02-KEY2, Class X1, IO, 0.617s, 2036	2,667,890	88,841

STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018	100,000	73,000
Ser. 03-1A, Class M, 5s, 2018	62,000	34,100
Ser. 04-1A, Class L, 5s, 2018	41,000	22,960

COLLATERALIZED MORTGAGE	Principal
OBLIGATIONS (4.9%)* cont.	amount	Value

Structured Adjustable Rate Mortgage Loan
Trust 144A Ser. 04-NP2, Class A, 0.664s, 2034	$73,317	$48,389

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.943s, 2037	5,751,160	510,703
Ser. 07-4, Class 1A4, IO, 1s, 2037	6,129,530	181,762

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.441s, 2037	1,282,042	101,025

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C29, IO, 0.53s, 2048	10,606,339	151,760

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.619s, 2018	100,000	30,000
Ser. 06-C27, Class XC, IO, 0.123s, 2045	5,820,192	29,016
Ser. 06-C23, Class XC, IO, 0.081s, 2045	8,306,448	24,808
Ser. 06-C26, Class XC, IO, 0.061s, 2045	3,272,927	5,875

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	30,000	6,563
Ser. 06-SL1, Class X, IO, 0.935s, 2043	864,452	25,164
Ser. 07-SL2, Class X, IO, 0.85s, 2049	1,964,780	50,475

Washington Mutual Mortgage Pass-Through
Certificates Ser. 07-2, Class CX, IO, 7s, 2037	90,990	10,191

Washington Mutual Multi-Fam., Mtge. 144A
Ser. 01-1, Class B5, 7.189s, 2031	186,000	99,157

Total collateralized mortgage obligations (cost $9,973,388)		$10,179,741

ASSET-BACKED SECURITIES (1.8%)*	Principal amount	Value

Accredited Mortgage Loan Trust FRB
Ser. 05-1, Class M2, 1.004s, 2035	$23,169	$7,919

Ace Securities Corp. FRB Ser. 06-OP2,
Class A2C, 0.464s, 2036	99,000	20,154

Aegis Asset Backed Securities Trust 144A
Ser. 04-6N, Class Note, 4 3/4s,
2035 (In default) †	7,867	1

AFC Home Equity Loan Trust Ser. 99-2,
Class 1A, 0.724s, 2029	200,223	86,780

American Express Credit Account Master Trust
144A Ser. 04-C, Class C, 0.819s, 2012	53,797	53,730

Ameriquest Mortgage Securities, Inc.
FRB Ser. 06-R1, Class M10, 2.814s, 2036	157,000	2,127
FRB Ser. 03-8, Class M2, 2.064s, 2033	62,771	11,586

Arcap REIT, Inc. 144A Ser. 04-1A, Class E,
6.42s, 2039	137,110	24,680

Argent Securities, Inc. FRB Ser. 03-W3,
Class M3, 2.584s, 2033	7,642	937

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 1.314s, 2033	52,140	34,538
FRB Ser. 05-WMC1, Class M1, 0.754s, 2035	108,000	46,440

Asset Backed Securities Corp. Home Equity
Loan Trust
FRB Ser. 06-HE2, Class A3, 0.504s, 2036	37,475	19,268
FRB Ser. 06-HE7, Class A4, 0.454s, 2036	70,000	20,860

Aviation Capital Group Trust 144A FRB
Ser. 03-2A, Class G1, 1.015s, 2033	82,895	30,671

Bay View Auto Trust Ser. 05-LJ2, Class D,
5.27s, 2014	114,000	100,731

Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 1.316s, 2039	561,396	322,128
FRB Ser. 04-D, Class A, 0.698s, 2044	111,611	95,193

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 1.664s, 2038	48,072	28,843
FRB Ser. 03-SSRA, Class A, 1.014s, 2038	48,072	31,240
FRB Ser. 04-SSRA, Class A1, 0.914s, 2039	104,768	49,241

ASSET-BACKED SECURITIES (1.8%)* cont.	Principal amount	Value

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 06-PC1, Class M9, 2.064s, 2035	$38,594	$386
FRB Ser. 05-HE1, Class M3, 1.244s, 2035	70,000	33,735
FRB Ser. 03-1, Class A1, 0.814s, 2042	49,169	36,778

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-OPT1, Class M1, 0.734s, 2035	42,547	18,892

Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	415,658	28,896

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.834s, 2035	43,000	31,603
FRB Ser. 05-14, Class 3A2, 0.554s, 2036	19,751	15,303

Crest, Ltd. 144A Ser. 03-2A, Class D2,
6.723s, 2038	188,000	47,000

CS First Boston Mortgage Securities Corp.
144A Ser. 04-FR1N, Class A, 5s,
2034 (In default) †	10,726	—

Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 0.984s, 2035	23,201	10,431

Fieldstone Mortgage Investment Corp. FRB
Ser. 05-1, Class M3, 0.854s, 2035	90,800	80,862

First Plus Home Loan Trust Ser. 97-3,
Class B1, 7.79s, 2023	15,924	15,057

GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 1.614s, 2019	169,000	101,400
Ser. 04-1A, Class B, 1.164s, 2018	9,141	7,587

Gears Auto Owner Trust 144A Ser. 05-AA,
Class E1, 8.22s, 2012	266,000	252,656

GEBL 144A
Ser. 04-2, Class D, 3.069s, 2032	86,098	5,166
Ser. 04-2, Class C, 1.169s, 2032	86,098	8,610

GS Auto Loan Trust 144A Ser. 04-1, Class D,
5s, 2011	53,048	52,517

Guggenheim Structured Real Estate Funding,
Ltd. 144A
FRB Ser. 05-2A, Class D, 1.864s, 2030	250,000	25,000
FRB Ser. 05-1A, Class D, 1.844s, 2030	65,752	6,575

High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 1.474s, 2036	239,144	88,483

Lehman XS Trust IFB Ser. 07-3, Class 4B, IO,
6.376s, 2037	537,486	54,834

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.317s, 2036	270,000	18,900
FRB Ser. 02-1A, Class FFL, 3.065s, 2037	460,000	69,000

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012 F	639,884	278,349

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.934s, 2035	80,000	27,294
FRB Ser. 06-4, Class 2A4, 0.574s, 2036	106,000	27,944

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.564s, 2032	338,443	203,066
Ser. 02-A IO, 0.3s, 2032	9,163,589	107,865

Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	$19,640	$9,820
FRB Ser. 02-1A, Class A1, 1.015s, 2024	52,015	45,101

MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 0.464s, 2036	56,000	22,200

Merrill Lynch Mortgage Investors, Inc.
Ser. 04-WMC3, Class B3, 5s, 2035	8,236	363

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	45,613	20,294

Putnam VT The George Putnam Fund of Boston 11

ASSET-BACKED SECURITIES (1.8%)* cont.	Principal amount	Value

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 0.994s, 2035	$50,000	$35,605
FRB Ser. 05-HE1, Class M3, 0.834s, 2034	50,000	30,779
FRB Ser. 06-NC4, Class M2, 0.614s, 2036	70,000	426

Navigator CDO, Ltd. 144A FRB Ser. 03-1A,
Class A1, 1.373s, 2015	29,144	26,454

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	16,581	15,615

New Century Home Equity Loan Trust FRB
Ser. 03-4, Class M3, 2.364s, 2033	4,914	1,986

Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	152,060	78,325
Ser. 02-C, Class A1, 5.41s, 2032	390,292	257,593

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	58,631	47,061

Park Place Securities, Inc. FRB
Ser. 05-WCH1, Class M4, 1.144s, 2036	33,000	3,635

Pillar Funding PLC 144A FRB Ser. 04-2A,
Class C, 1.509s, 2011 (United Kingdom)	109,000	103,550

Residential Asset Securities Corp. 144A
Ser. 04-NT, Class Note, 4 1/2s,
2034 (In default) †	9,910	50

SAIL Net Interest Margin Notes 144A
Ser. 04-4A, Class B, 7 1/2s,
2034 (In default) †	36,851	—

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.964s, 2035	50,000	412

Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 0.574s, 2036	107,000	2,484

Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 1.602s, 2015	671,998	416,639

TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	184,000	11,040

Whinstone Capital Management, Ltd. 144A FRB
Ser. 1A, Class B3, 1.992s, 2044
(United Kingdom)	90,076	10,809

Total asset-backed securities (cost $7,653,579)		$3,781,497

INVESTMENT COMPANIES (1.4%)*	Shares	Value

Financial Select Sector SPDR Fund	117,300	$1,404,081

Utilities Select Sector SPDR Fund	52,800	1,472,592

Total investment companies (cost $2,585,025)		$2,876,673

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

Freeport-McMoRan Copper & Gold, Inc.
$6.75 cv. pfd.	4,499	$357,671

Total convertible preferred stocks (cost $347,904)		$357,671

SENIOR LOANS (0.1%)* [c]	Principal amount	Value

Lear Corp. bank term loan FRN 3.168s, 2013	$69,116	$48,065

Level 3 Communications, Inc. bank term loan
FRN 3.155s, 2014	78,000	64,716

MetroPCS Wireless, Inc. bank term loan FRN
3.066s, 2013	30,726	29,186

Polypore, Inc. bank term loan FRN Ser. B,
2.59s, 2014	77,020	70,281

Sun Healthcare Group, Inc. bank term loan
FRN 2.1s, 2014	13,004	11,411

Sun Healthcare Group, Inc. bank term loan
FRN Ser. B, 3.175s, 2014	45,064	39,543

TW Telecom, Inc. bank term loan FRN Ser. B,
2.32s, 2013	38,465	35,912

Total senior loans (cost $322,077)		$299,114

MUNICIPAL BONDS	Principal
AND NOTES (0.1%)*	amount	Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34	$30,000	$27,460

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 7.309s, 6/1/34	135,000	90,123

Tobacco Settlement Fin. Auth. of WVA Rev.
Bonds, Ser. A, 7.467s, 6/1/47	175,000	117,583

Total municipal bonds and notes (cost $340,205)		$235,166

SHORT-TERM INVESTMENTS (20.2%)*	Principal
	amount/shares	Value

Putnam Money Market Liquidity Fund e	26,296,670	$26,296,670

SSga Prime Money Market Fund i	$240,000	240,000

U.S. Treasury Cash Management Bills for an
effective yield of 0.47%, maturity date
April 1, 2010	462,000	460,349

Victory Receivables Corp. for an effective
yield of 0.38%, maturity date July 13, 2009	4,000,000	3,999,493

U.S. Treasury Bills with effective yields
ranging from 0.44% to 0.70%, maturity date
December 17, 2009 ##	7,810,000	7,784,446

U.S. Treasury Bills with effective yields
ranging from zero % to 0.66%, maturity date
November 19, 2009 i	2,110,000	2,107,890

U.S. Treasury Bills with effective yields
ranging from 0.62% to 0.66%, maturity date
November 19, 2009 ##	1,162,000	1,159,155

Total short-term investments (cost $42,049,701)		$42,048,003
Total investments (cost $243,192,039)		$234,426,287

Key to other fixed-income security abbreviations
FRB Floating Rate Bonds
FRN Floating Rate Notes
IFB Inverse Floating Rate Bonds
IO Interest Only
MTN Medium Term Notes
MTNA Medium Term Notes Class A
TBA To Be Announced Commitments

* Percentages indicated are based on net assets of $208,325,523.

† Non-income-producing security.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at June 30, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The

12 Putnam VT The George Putnam Fund of Boston

interest rates shown for senior loans are the current interest rates at June 30, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs.

i Securities purchased with cash or received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At June 30, 2009, liquid assets totaling $14,761,485 have been designated as collateral for open forward commitments and swap contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at June 30, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at June 30, 2009.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/09 (Unaudited)

				Fixed payments	Unrealized
Swap counterparty /		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	amount	date	fund per annum	(depreciation)

Bank of America, N. A.
Financial Security Assurance Holdings,
Ltd, 6.4%, 12/15/66	Baa1	$45,000	12/20/12	95 bp	$(12,504)

Meadwestvaco Corp., 6.85%, 4/1/12		22,000	3/20/18	(177 bp)	(1,471)

Citibank, N. A.
Yum! Brands, Inc., 8 7/8%, 4/15/11		115,000	3/20/13	(65 bp)	389

Credit Suisse International
General Electric Capital Corp., 5 5/8%, 9/15/17	Aa2	220,000	12/20/13	530 bp	9,540

Liberty Mutual Insurance, 7 7/8%, 10/15/26		255,000	12/20/13	(210 bp)	(3,349)

Deutsche Bank AG
Expedia Inc., 7.456%, 8/15/18		9,000	12/20/13	(310 bp)	(257)

General Electric Capital Corp., 6%, 6/15/12	Aa2	400,000	9/20/13	109 bp	(43,971)

Pacific Gas & Electric Co., 4.8%, 3/1/14	A3	5,000	12/20/13	112 bp	(62)

Goldman Sachs International
CVS Caremark Corp., 4 7/8%, 9/15/14		5,000	9/20/11	(50 bp)	(2)

Southern California Edison Co., 7 5/8%, 1/15/10	A3	5,000	12/20/13	118.1 bp	(130)

JPMorgan Chase Bank, N. A.
Expedia, Inc., 7.456%, 8/15/18		6,000	9/20/13	(300 bp)	(188)

Merrill Lynch Capital Services, Inc.
Pacific Gas & Electric Co., 4.8%, 3/1/14	A3	5,000	12/20/13	113 bp	(59)

Total					$(52,064)

* Payments related to the reference debt are made upon a credit default event.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s or Standard & Poor’s ratings are believed to be the most recent ratings available at June 30, 2009.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

Putnam VT The George Putnam Fund of Boston 13

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$3,503,148	$278,349

Common stocks:

Basic materials	3,469,532	—	—

Capital goods	6,929,533	—	—

Communication
services	8,585,262	—	—

Conglomerates	3,486,922	—	—

Consumer cyclicals	7,486,971	—	—

Consumer staples	13,519,985	—	—

Energy	17,052,258	—	—

Financial	23,006,294	—	—

Health care	19,817,903	—	—

Technology	7,336,480	—	—

Transportation	1,343,544	—	—

Utilities and power	6,737,966	—	—

Total common stocks	118,772,650	—	—

Convertible
preferred stocks	—	357,671	—

Corporate bonds
and notes	—	19,407,110	—

Investment Companies	2,876,673	—	—

Mortgage-backed
securities	—	10,179,741	—

Municipal bonds
and notes	—	235,166	—

Senior loans	—	299,114	—

U.S. Government
and Agency Mortgage
Obligations	—	19,269,233	—

U.S. Government
Agency Obligations	—	7,635,867	—

U.S. Treasury Obligations	—	9,563,562	—

Short-term investments	26,536,670	15,511,333	—

Totals by level	$148,185,993	$85,961,945	$278,349

	Level 1	Level 2	Level 3

Other financial
instruments:	$—	$(52,064)	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The following is a reconciliation of Level 3 assets as of June 30, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in
	December 31,	discounts/	Realized	appreciation	Net	and/or out of	Balance as of
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	purchases/sales	Level 3	June 30, 2009

Asset-backed securities	$421,346	$—	$(10,753)	$(123,944)	$(8,300)	$—	$278,349

Mortgage-backed securities	$449,019	—	(58,678)	194,126	(584,467)	—	—

Total	$870,365	$—	$(69,431)	$70,182	$(592,767)	$—	$278,349

The accompanying notes are an integral part of these financial statements.

14 Putnam VT The George Putnam Fund of Boston

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value, (Note 1):

Unaffiliated issuers (identified cost $216,895,369)	$208,129,617

Affiliated issuers (identified cost $26,296,670) (Note 6)	26,296,670

Cash	38,749

Dividends, interest and other receivables	1,117,917

Receivable for shares of the fund sold	66,180

Receivable for investments sold	13,148,702

Receivable for investor servicing fees (Note 2)	291

Unrealized appreciation on swap contracts (Note 1)	9,929

Total assets	248,808,055

Liabilities

Payable for investments purchased	22,935,741

Payable for purchases of delayed delivery securities (Notes 1, 6 and 7)	14,115,456

Payable for shares of the fund repurchased	66,385

Payable for compensation of Manager (Note 2)	294,494

Payable for custodian fees (Note 2)	40,438

Payable for Trustee compensation and expenses (Note 2)	83,137

Payable for administrative services (Note 2)	1,450

Payable for distribution fees (Note 2)	23,070

Interest payable (Note 2)	268,568

Unrealized depreciation on swap contracts (Note 1)	61,993

Payable for receivable purchase agreement (Note 2)	138,833

Collateral on certain derivative contracts at value (Note 1)	2,347,890

Other accrued expenses	105,077

Total liabilities	40,482,532

Net assets	$208,325,523

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$354,554,586

Undistributed net investment income (Note 1)	3,462,195

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(141,072,662)

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(8,618,596)

Total — Representing net assets applicable
to capital shares outstanding	$208,325,523

Computation of net asset value Class IA

Net Assets	$95,971,405

Number of shares outstanding	16,051,410

Net asset value, offering price and redemption price
per share (net assets divided by number of shares outstanding)	$5.98

Computation of net asset value Class IB

Net Assets	$112,354,118

Number of shares outstanding	18,838,231

Net asset value, offering price and redemption
price per share (net assets divided by number of shares outstanding)	$5.96

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Interest (including interest income of $22,890 from
investments in affiliated issuers) (Note 6)	$3,118,508

Dividends (net of foreign tax of $13,540)	1,930,781

Total investment income	5,049,289

Expenses

Compensation of Manager (Note 2)	649,794

Investor servicing fees (Note 2)	29,499

Custodian fees (Note 2)	38,158

Trustee compensation and expenses (Note 2)	17,371

Administrative services (Note 2)	13,063

Distribution fees — Class IB (Note 2)	133,514

Interest expense	268,568

Other	114,423

Fees waived and reimbursed by Manager (Note 2)	(95,906)

Total expenses	1,168,484

Expense reduction (Note 2)	(10,608)

Net expenses	1,157,876

Net investment income	3,891,413

Net realized loss on investments (Notes 1 and 3)	(16,089,916)

Net realized loss on written options (Notes 1 and 3)	(920,004)

Net realized loss on swap contracts (Note 1)	(8,767,170)

Net realized loss on futures contracts (Note 1)	(3,310,676)

Net realized gain on foreign currency transactions (Note 1)	231

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	331

Net unrealized appreciation of investments, futures,
options, swap contracts and TBA sale commitments
during the period	43,810,822

Net gain on investments	14,723,618

Net increase in net assets resulting from operations	$18,615,031

The accompanying notes are an integral part of these financial statements.

Putnam VT The George Putnam Fund of Boston 15

Statement of changes in net assets

	Putnam VT
	The George Putnam Fund of Boston
	Six months ended	Year ended
	6/30/09*	12/31/08

Decrease in net assets

Operations:

Net investment income	$3,891,413	$13,674,028

Net realized loss on investments and
foreign currency transactions	(29,087,535)	(112,039,378)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	43,811,153	(68,172,243)

Net increase (decrease) in net assets
resulting from operations	18,615,031	(166,537,593)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(4,894,288)	(9,466,488)

Class IB	(5,190,033)	(9,555,542)

Net realized short-term gain
on investments

Class IA	—	(4,564,306)

Class IB	—	(4,943,657)

From net realized long-term gain on
investments

Class IA	—	(11,978,395)

Class IB	—	(12,973,950)

Decrease from capital share transactions
(Note 4)	(15,682,708)	(64,010,448)

Total decrease in net assets	(7,151,998)	(284,030,379)

Net assets:

Beginning of period	215,477,521	499,507,900

End of period (including undistributed
net investment income of $3,462,195 and
$9,655,103, respectively)	$208,325,523	$215,477,521

* Unaudited

The accompanying notes are an integral part of these financial statements.

16 Putnam VT The George Putnam Fund of Boston

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,b	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,c,e	Ratio of expenses to average net assets, excluding interest expense (%)b,c,e	Ratio of net investment income (loss) to average net assets (%)b	Portfolio turnover (%)

Putnam VT The George Putnam Fund of Boston (Class IA)

6/30/09 †	$5.74	.11	.44	.55	(.31)	—	(.31)	$5.98	10.24*	$95,971	.51*h	.38*h	2.01*	206.38*f

12/31/08	11.05	.33	(4.35)	(4.02)	(.47)	(.82)	(1.29)	5.74	(40.57)	103,006.77		.77	3.85	140.22 f

12/31/07	12.47	.35	(.20)	.15	(.38)	(1.19)	(1.57)	11.05	1.14	243,160.72		.72	3.03	128.49 f

12/31/06	11.83	.29	1.09	1.38	(.32)	(.42)	(.74)	12.47	12.23	318,905.74		.74	2.50	124.55 f

12/31/05	11.61	.28 g	.20	.48	(.26)	—	(.26)	11.83	4.22	382,326.72		.72	2.44 g	139.50

12/31/04	10.93	.24	.67	.91	(.23)	—	(.23)	11.61	8.48	444,637.72		.72	2.15	148.39

Putnam VT The George Putnam Fund of Boston (Class IB)

6/30/09 †	$5.71	.10	.43	.53	(.28)	—	(.28)	$5.96	9.95*	$112,354	.64*h	.51*h	1.86*	206.38*f

12/31/08	10.99	.31	(4.33)	(4.02)	(.44)	(.82)	(1.26)	5.71	(40.72)	112,471	1.02	1.02	3.59	140.22 f

12/31/07	12.40	.32	(.20)	.12	(.34)	(1.19)	(1.53)	10.99	.95	256,347.97		.97	2.78	128.49 f

12/31/06	11.76	.26	1.09	1.35	(.29)	(.42)	(.71)	12.40	12.02	289,374.99		.99	2.25	124.55 f

12/31/05	11.55	.25 g	.19	.44	(.23)	—	(.23)	11.76	3.91	301,779.97		.97	2.18 g	139.50

12/31/04	10.88	.21	.67	.88	(.21)	—	(.21)	11.55	8.21	294,298.97		.97	1.90	148.39

* Not annualized

† Unaudited

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the following funds’ class IA and class IB shares reflect a reduction of the following amounts based on the fund’s average net assets (Notes 2 and 6):

Percentage of average net assets

6/30/09	0.05%

12/31/08	0.04

12/31/07	0.02

12/31/06	<0.01

12/31/05	0.01

12/31/04	0.01

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements and for certain funds, brokerage/service arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.13% of average net assets as of June 30, 2009 (Note 2).

The accompanying notes are an integral part of these financial statements.

Putnam VT The George Putnam Fund of Boston 17

Notes to financial statements 6/30/09 (Unaudited)

Note 1: Significant accounting policies

Putnam VT The George Putnam Fund of Boston (the “fund”), is a diversified series of Putnam Variable Trust (the “Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks a balanced investment producing both capital growth and current income by investing primarily in value-oriented stocks of large companies and government, corporate and mortgage-backed bonds. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, August 7, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings) . Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities.

18 Putnam VT The George Putnam Fund of Boston

Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk , is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

J) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities.. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

K) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio; collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other

Putnam VT The George Putnam Fund of Boston 19

securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each coun-terparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At June 30, 2009, the fund had net unrealized losses of $58,644 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $1,817,660.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a speci-fied future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2008, the fund had a capital loss carryover of $107,586,636 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on December 31, 2016.

The aggregate identified cost on a tax basis is $249,679,211, resulting in gross unrealized appreciation and depreciation of $10,594,140 and $25,847,064, respectively, or net unrealized depreciation of $15,252,924.

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Q) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

R) Beneficial interest At June 30, 2009, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 59.2% of the fund is owned by accounts of one group of insurance companies.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses for the fund’s Lipper peer group of funds underlying variable insurance products that have the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

For the period ended June 30, 2009, Putnam Management waived $95,906 of specific distribution fees from the fund.

Putnam Management has also contractually agreed from August 1, 2009 through July 31, 2010, to limit the fund’s expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan) to an annual rate of 0.20% of the fund’s average net assets.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

20 Putnam VT The George Putnam Fund of Boston

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into an Agreement with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $538,710 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. The fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.03% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended June 30, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Fiduciary Trust Company (“PFTC”) and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended June 30, 2009, the fund’s expenses were reduced by $960 under the expense offset arrangements and by $9,648 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $359, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3: Purchases and sales of securities

During the six months ended June 30, 2009, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $371,648,798 and $412,472,369, respectively. Purchases and sales of U.S. government securities aggregated $9,604,870 and no monies, respectively.

Written option transactions during the six months ended June 30, 2009 are summarized as follows:

	Contract	Premiums
	amounts	received

Written options outstanding at beginning of period	$71,788,000	$3,404,934

Options opened	—	—

Options exercised	—	—

Options expired	—	—

Options closed	(71,688,000)	(3,404,934)

Written options outstanding at end of period	$—	$—

Note 4: Capital shares

At June 30, 2009, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Six months ended 6/30/09		Year ended 12/31/08		Six months ended 6/30/09		Year ended 12/31/08

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Putnam VT The George Putnam Fund of Boston

Shares sold	31,824	$181,820	214,754	$1,826,062	140,181	$805,006	606,658	$5,456,680

Shares issued in connection with
reinvestment of distributions	930,473	4,894,288	2,899,575	26,009,189	988,578	5,190,033	3,073,059	27,473,149

Subtotal	962,297	5,076,108	3,114,329	27,835,251	1,128,759	5,995,039	3,679,717	32,929,829

Shares repurchased	(2,841,434)	(15,800,695)	(7,182,056)	(62,054,299)	(1,979,816)	(10,953,160)	(7,319,654)	(62,721,229)

Net decrease	(1,879,137)	$(10,724,587)	(4,067,727)	$(34,219,048)	(851,057)	$(4,958,121)	(3,639,937)	$(29,791,400)

Putnam VT The George Putnam Fund of Boston 21

Note 5: Summary of derivative activity
The following is a summary of the market values of derivative instruments as of June 30, 2009:
	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under	Statement of assets and		Statement of assets and
Statement 133	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$9,929	Payables	$61,993

Total		$9,929		$61,993

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the six months ended June 30, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
			Forward currency
Derivatives not accounted for as hedging instruments under Statement 133	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(3,993,665)	$(3,993,665)

Foreign exchange contracts	—	—	628	—	628

Interest rate contracts	740,276	(3,318,759)	—	(4,758,388)	(7,336,871)

Total	$740,276	$(3,318,759)	$628	$(8,752,053)	$(11,329,908)

The following is a summary of unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended June 30, 2009 (see Note 1):

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

			Forward currency
Derivatives not accounted for as hedging instruments under Statement 133	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$2,277,705	$2,277,705

Foreign exchange contracts	—	—	(25)	—	(25)

Interest rate contracts	(378,131)	2,083,036	—	14,966,978	16,671,883

Total	$(378,131)	$2,083,036	$(25)	$17,244,683	$18,949,563

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $22,890 for the period ended June 30, 2009. During the period ended June 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $75,266,159 and $48,969,489, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 10: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

22 Putnam VT The George Putnam Fund of Boston

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of the funds in Putnam Variable Trust and, as required by law, determines annually for each fund whether to approve the continuance of the management contract with Putnam Investment Management (“Putnam Management”), and with respect to certain funds in Putnam Variable Trust, the sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of the funds’ management contract — and with respect to certain funds in Putnam Variable Trust, the sub-management and sub-advisory contracts — effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds in Putnam Variable Trust and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for each fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees

Putnam VT The George Putnam Fund of Boston 23

had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories;
total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances – for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry – that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of the funds in Putnam Variable Trust at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to these arrangements that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees and excluding charges and expenses at the insurance company separate account level) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

Actual
	management	Total
	fee (percentile	expenses
	rank)	(percentile rank)

Putnam VT The George Putnam Fund of Boston	58th	46th

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. The funds in Putnam Variable Trust currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size —as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds in Putnam Variable Trust represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under Putnam Variable Trust’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund

24 Putnam VT The George Putnam Fund of Boston

portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that the fund’s class IA share cumulative total return performance at net asset value was in particular percentiles of its Lipper Inc. peer group for the one-year, three-year and five-year periods ended March 31, 2009. This information is shown in the following table. (Results do not reflect charges and expenses at the insurance company separate account level.) Where applicable, the table also shows the number of funds in the peer group for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds. Past performance is not a guarantee of future returns.

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 3/31/09	in category)	in category)	in category)

Putnam VT The George Putnam Fund
of Boston	95th (195)	95th (164)	94th (94)

Lipper VP (Underlying Funds) — Balanced Funds

The Trustees noted the disappointing performance for certain of the funds in Putnam Variable Trust, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance, as detailed below. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager was added to the fund’s management team. The Trustees also noted the fund’s improved year-to-date performance as of March 31, 2009.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with Putnam Variable Trust. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam VT The George Putnam Fund of Boston 25

The Trustees’ annual review of Putnam Variable Trust’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Investor Services, Inc., each of which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by the funds in Putnam Variable Trust are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed	Current
	Effective	Effective
	Contractual	Contractual
Name of Fund	Rate	Rate	Difference

Putnam VT The George Putnam Fund
of Boston	0.542%	0.650%	(0.108%)

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

26 Putnam VT The George Putnam Fund of Boston

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. (Putnam Management did not propose the addition of performance adjustments for any of the funds in Putnam Variable Trust.) In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when

Putnam VT The George Putnam Fund of Boston 27

many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to an expense limitation of 20 basis points on the general category of other ordinary operating expenses. (The expense limitation of 37.5 basis points on shareholder servicing fees does not affect the current shareholder servicing fees for the Putnam Variable Trust funds, which remain fixed at 3 basis points.)

28 Putnam VT The George Putnam Fund of Boston

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of www.putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Wash-ington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Putnam VT The George Putnam Fund of Boston 29

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30 Putnam VT The George Putnam Fund of Boston

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Putnam VT The George Putnam Fund of Boston 31

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	John A. Hill, Chairman
One Post Office Square	Mailing address:	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Myra R. Drucker
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens
Richard B. Worley

This report has been prepared for the shareholders
of Putnam Variable Trust.	257913 8/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: August 28, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 28, 2009